EXHIBIT 99.1

Franchise Group, Inc. Announces Second Quarter Fiscal Year 2023 Financial Results

DELAWARE, Ohio, Aug. 08, 2023 (GLOBE NEWSWIRE) -- Franchise Group, Inc. (NASDAQ: FRG) (“Franchise Group,” “FRG” or the “Company”) today announced the financial results for its fiscal second quarter ended July 1, 2023. For the second quarter of fiscal 2023, total reported revenue for Franchise Group was approximately $1.0 billion, net loss from operations was approximately $50.8 million or $1.50 per fully diluted share, Adjusted EBITDA was approximately $53.9 million and Non-GAAP EPS was a loss of $0.22 per share. On July 1, 2023, total cash on hand was approximately $106.3 million and outstanding term debt was approximately $1.4 billion.

The Company currently has six reportable segments: American Freight; The Vitamin Shoppe; Pet Supplies Plus; Buddy’s; Sylvan; and Badcock.

The following table summarizes Revenue, Adjusted EBITDA, and Net Income/(Loss) for each of these segments. Reconciliations of Adjusted EBITDA, Non-GAAP Net Income and Non-GAAP EPS to their respective most comparable GAAP measures, are included below under “Non-GAAP Financial Measures and Key Metrics.”

	For the Three Months Ended			For the Six Months Ended
	July 1, 2023			July 1, 2023
		Adjusted	Net		Adjusted	Net
	Revenue	EBITDA	Income/(Loss)	Revenue	EBITDA	Income/(Loss)
	(In thousands)			(In thousands)
American Freight	$203,427	$(16,378)	$(27,362)	$439,989	$(23,919)	$(121,221)
Vitamin Shoppe	304,727	35,316	12,388	626,429	70,435	24,280
Pet Supplies Plus	332,783	27,297	6,929	666,854	56,921	14,688
Buddy's	13,819	3,723	1,002	28,786	8,229	2,726
Sylvan	11,709	3,954	306	21,941	7,296	185
Badcock	172,221	1,537	(30,793)	359,508	5,843	(57,981)
Corporate	-	(1,534)	(13,266)	-	(4,892)	(21,790)
Total	$1,038,686	$53,915	$(50,796)	$2,143,507	$119,914	$(159,113)

Redemption of Series A Preferred Stock
As previously disclosed, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Freedom VCM, Inc., a Delaware corporation (“Parent”) and Freedom VCM Subco, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub shall merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Proposed Merger”). On July 19, 2023, in connection with the Proposed Merger, the Company issued a notice of redemption for all outstanding shares of the Series A Preferred Stock (the “Redemption”), which is contingent upon the successful completion of the Proposed Merger. The Series A Preferred Stock will be redeemed in cash at a redemption price equal to $25.00 per share plus any accrued and unpaid dividends from the last dividend payment date, if any, up to but not including the Redemption Date (the “Redemption Price”). The Redemption Price is expected to be paid on August 18, 2023 or such later date as the parties to the Merger Agreement may agree but in no event later than one business day following the effective time of the Proposed Merger (the “Redemption Date”).

In light of the Proposed Merger, the Company is not scheduling a conference call to discuss its quarterly financial results.

About Franchise Group, Inc.
Franchise Group is an owner and operator of franchised and franchisable businesses that continually looks to grow its portfolio of brands while utilizing its operating and capital allocation philosophy to generate strong cash flow for its shareholders. Franchise Group’s business lines include Pet Supplies Plus, American Freight, The Vitamin Shoppe, Badcock Home Furniture & more, Buddy’s Home Furnishings, Sylvan Learning and Wag N Wash. On a combined basis, Franchise Group currently operates over 3,000 locations predominantly located in the U.S. that are either Company-run or operated pursuant to franchising and dealer agreements.

FRANCHISE GROUP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

(In thousands, except share count and per share data)	July 1, 2023	December 31, 2022
Assets	(Unaudited)	(Unaudited)
Current assets:
Cash and cash equivalents	$106,264	$80,783
Current receivables, net of allowance for credit losses of $(8,204) and $(4,106), respectively	256,003	170,162
Current securitized receivables, net of allowance for credit losses of $(65,519) and $(57,095), respectively	191,826	292,913
Inventories, net	746,753	736,841
Current assets held for sale	7,633	8,528
Other current assets	28,238	27,272
Total current assets	1,336,717	1,316,499
Property, plant, and equipment, net	238,922	223,718
Non-current receivables, net of allowance for credit losses of $(1,070) and $(892), respectively	10,808	11,735
Non-current securitized receivables, net of allowance for credit losses of $(8,816) and $(7,705), respectively	25,812	39,527
Goodwill	663,481	737,402
Intangible assets, net	111,432	116,799
Tradenames	222,703	222,703
Operating lease right-of-use assets	890,611	890,949
Investment in equity securities	5,977	11,587
Other non-current assets	65,398	59,493
Total assets	$3,571,861	$3,630,412
Liabilities and Stockholders’ Equity
Current liabilities:
Current installments of long-term obligations, net	$13,192	$6,935
Current installments of debt secured by accounts receivable, net	341,144	340,021
Current operating lease liabilities	179,250	179,519
Accounts payable and accrued expenses	407,543	376,895
Other current liabilities	34,827	40,541
Total current liabilities	975,956	943,911
Long-term obligations, excluding current installments	1,526,605	1,374,479
Non-current installments of debt secured by accounts receivable, net	44,423	107,448
Non-current operating lease liabilities	729,870	720,474
Other non-current liabilities	69,576	62,720
Total liabilities	3,346,430	3,209,032

Stockholders’ equity:
Common stock, $0.01 par value per share, 180,000,000 shares authorized, 35,186,943 and 34,925,733 shares issued and outstanding at July 1, 2023 and December 31, 2022, respectively	352	349
Preferred stock, $0.01 par value per share, 20,000,000 shares authorized and 4,541,125 issued and outstanding at July 1, 2023 and December 31, 2022	45	45
Additional paid-in capital	310,654	311,069
Retained earnings	(85,620)	109,917
Total equity	225,431	421,380
Total liabilities and equity	$3,571,861	$3,630,412

FRANCHISE GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Operations

	Three Months Ended		Six Months Ended
(In thousands, except share count and per share data)	July 1, 2023	June 25, 2022	July 1, 2023	June 25, 2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues:
Product	$916,112	$952,009	$1,892,920	$1,931,173
Service and other	115,501	135,648	236,069	283,929
Rental	7,073	7,341	14,518	15,365
Total revenues	1,038,686	1,094,998	2,143,507	2,230,467
Operating expenses:
Cost of revenue:
Product	621,482	600,780	1,278,386	1,217,364
Service and other	8,634	8,732	18,213	17,395
Rental	2,507	2,741	5,133	5,603
Total cost of revenue	632,623	612,253	1,301,732	1,240,362
Selling, general, and administrative expenses	383,563	405,639	770,804	782,633
Goodwill impairment	-	-	75,000	-
Total operating expenses	1,016,186	1,017,892	2,147,536	2,022,995
Income (loss) from operations	22,500	77,106	(4,029)	207,472
Other expense:
Bargain purchase gain	6	3,581	6	3,514
Gain on sale-leaseback transactions, net	-	49,854	-	49,854
Other, net	(3,783)	12,853	(5,617)	(9,122)
Interest expense, net	(83,364)	(88,839)	(170,493)	(181,167)
Income (loss) before income taxes	(64,641)	54,555	(180,133)	70,551
Income tax expense (benefit)	(13,845)	13,572	(21,020)	17,250
Income (loss) attributable to Franchise Group, Inc.	$(50,796)	$40,983	$(159,113)	$53,301

Net income (loss) per share:
Basic	$(1.50)	$0.96	$(4.66)	$1.22
Diluted	(1.50)	0.94	(4.66)	1.19

Weighted-average shares outstanding:
Basic	35,177,146	40,356,299	35,089,660	40,331,855
Diluted	35,177,146	41,126,605	35,089,660	41,148,668

FRANCHISE GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Six Months Ended
(In thousands)	July 1, 2023	June 25, 2022
	(Unaudited)	(Unaudited)
Operating Activities
Net income (loss)	$(159,113)	$53,301
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for credit losses for accounts receivable	45,743	56,840
Depreciation, amortization, and impairment charges	44,282	42,236
Goodwill impairment	75,000	-
Amortization of deferred financing costs	5,788	12,032
Securitized financing costs	48,630	59,618
Stock-based compensation expense	2,829	10,853
Change in fair value of investment	5,611	10,855
Gain on bargain purchases and sales of Company-owned stores	(42)	(55,883)
Other non-cash items	262	(2,182)
Changes in other assets and liabilities	(30,905)	(238,903)
Net cash provided by (used in) operating activities	38,085	(51,233)
Investing Activities
Purchases of property, plant, and equipment	(28,760)	(21,809)
Proceeds from sale of property, plant, and equipment	3,379	240,558
Payments received on operating loans to franchisees	(3,682)	1,000
Acquisition of business, net of cash and restricted cash acquired	-	(3,754)
Net cash (used in) investing activities	(29,063)	215,995
Financing Activities
Dividends paid	(49,806)	(54,665)
Issuance of long-term debt and other obligations	538,000	88,500
Repayment of long-term debt and other obligations	(389,389)	(358,172)
Proceeds from secured debt obligations	133,398	130,556
Repayment of secured debt obligations	(192,030)	(166,653)
Principal payments of finance lease obligations	(3,180)	(1,383)
Payment for debt issue costs	(17,393)	(431)
Cash paid for exercises/vesting of stock-based compensation, net	(3,240)	(190)
Net cash provided by (used in) financing activities	16,360	(362,438)
Net increase (decrease) in cash equivalents and restricted cash	25,382	(197,676)
Cash, cash equivalents and restricted cash at beginning of period	81,250	292,714
Cash, cash equivalents and restricted cash at end of period	$106,632	$95,038
Supplemental Cash Flow Disclosure
Cash paid for taxes, net of refunds	$4,048	$17,842
Cash paid for interest	67,075	42,013
Cash paid for interest on secured debt	43,414	48,506
Accrued capital expenditures	2,461	2,751
Capital expenditures funded by finance lease liabilities	14,147	-

Non-GAAP Financial Measures and Key Metrics

Adjusted EBITDA, Non-GAAP Net Income and Non-GAAP EPS are financial measures that are not prepared in accordance with GAAP. Management believes the presentation of these measures is useful to investors as supplemental measures in evaluating the aggregate performance of the Company’s operating businesses and in comparing its results from period to period because they exclude items that the Company does not believe are reflective of its core or ongoing operating results. These measures are used by management to evaluate the Company’s performance and make resource allocation decisions each period. These metrics are also used in the determination of executive management's compensation. Adjusted EBITDA, Non-GAAP Net Income and Non-GAAP EPS should not be considered in isolation or as a substitute for net income or other income statement information prepared in accordance with GAAP and our presentation of these non-GAAP measures may not be comparable to similarly titled measures used by other companies.

Management defines and calculates Adjusted EBITDA as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization adjusted for certain non-core or non-operational items related to executive severance and related costs, stock-based compensation, shareholder litigation costs, corporate governance costs, accrued judgments and settlements, net of estimated revenue, store closures, rebranding costs, acquisition costs, inventory fair value step up amortization and prepayment penalty on early debt repayment. Adjusted EBITDA is a financial measure that is not prepared in accordance with GAAP.

Management defines and calculates Non-GAAP Net Income and Non-GAAP EPS as net income (loss) and net income (loss) per diluted share from continuing operations adjusted for non-core or non-operational items related to executive severance and related costs, stock-based compensation, non-cash executive compensation expense, shareholder litigation costs, prepayment penalties on early debt repayment, non-cash amortization of debt issuance costs, store closures, the Badcock segment’s in-house financing operations, rebranding costs, acquisition costs, inventory fair value step up amortization, and amortization of acquired intangible assets. Although amortization of acquired intangible assets is excluded from these non-GAAP measures, it is important for investors to understand that such intangible assets support revenue generation. Management excludes amortization of intangible assets because these are non-cash amounts for which the amount and frequency are significantly impacted by the timing and size of our acquisitions, which vary from period to periods and across companies. The tax effect on the related non-GAAP adjustments was calculated based on an estimated annual non-GAAP effective tax rate of 25.8%.

Reconciliation of Adjusted EBITDA
Below is the reconciliation of Net Income/(Loss) from continuing operations to Adjusted EBITDA for the three months and six months ended July 1, 2023.

	For the Three Months Ended July 1, 2023
($ In thousands)	Buddy's	Pet Supplies Plus	American Freight	Vitamin Shoppe	Sylvan	Badcock	Corporate	Total
Net income (loss)	$1,002	$6,929	$(27,362)	$12,388	$306	$(30,793)	$(13,266)	$(50,796)
Add back:
Interest expense	1,550	8,879	14,672	11,960	1,317	44,207	779	83,364
Income tax expense (benefit)	348	1,781	(9,200)	4,303	200	(10,555)	(722)	(13,845)
Depreciation and amortization charges	823	6,746	3,940	6,665	2,015	1,057	19	21,265
Total Adjustments	2,721	17,406	9,412	22,928	3,532	34,709	76	90,784
EBITDA	3,723	24,335	(17,950)	35,316	3,838	3,916	(13,190)	39,988
Adjustments to EBITDA
Executive severance and related costs	-	-	(24)	-	-	48	-	24
Litigation costs and settlements	-	-	1,211	-	3	-	-	1,214
Stock-based and long term executive compensation	-	2,536	12	-	113	-	110	2,771
Corporate compliance costs	-	-	-	-	-	-	-	-
Store closures	-	-	99	-	-	-	-	99
Securitized accounts receivable interest income	-	-	-	-	-	(26,286)	-	(26,286)
Securitized accounts receivable allowance for credit losses	-	-	-	-	-	26,344	-	26,344
W.S. Badcock financing operations	-	-	-	-	-	(2,485)	-	(2,485)
Right-of-use asset and long-term asset impairment	-	-	274	-	-	-	-	274
Goodwill impairment	-	-	-	-	-	-	-	-
Integration costs	-	319	-	-	-	-	12	331
Divestiture costs	-	-	-	-	-	-	-	-
Acquisition costs	-	107	-	-	-	-	7,753	7,860
Loss on investment in equity securities	-	-	-	-	-	-	3,781	3,781
Acquisition bargain purchase gain	-	-	-	-	-	-	-	-
Total Adjustments to EBITDA	-	2,962	1,572	-	116	(2,379)	11,656	13,927
Adjusted EBITDA	$3,723	$27,297	$(16,378)	$35,316	$3,954	$1,537	$(1,534)	$53,915

	For the Six Months Ended July 1, 2023
($ In thousands)	Buddy's	Pet Supplies Plus	American Freight	Vitamin Shoppe	Sylvan	Badcock	Corporate	Total
Net income (loss)	$2,726	$14,688	$(121,221)	$24,280	$185	$(57,981)	$(21,790)	$(159,113)
Add back:
Interest expense	2,966	17,165	28,264	23,132	2,548	95,581	837	170,493
Income tax expense (benefit)	947	5,102	(15,563)	8,433	241	(19,998)	(182)	(21,020)
Depreciation and amortization charges	1,590	14,450	7,204	13,359	4,122	2,134	30	42,889
Total Adjustments	5,503	36,717	19,905	44,924	6,911	77,717	685	192,362
EBITDA	8,229	51,405	(101,316)	69,204	7,096	19,736	(21,105)	33,249
Adjustments to EBITDA
Executive severance and related costs	-	(6)	366	1,185	-	48	-	1,593
Litigation costs and settlements	-	-	1,252	46	10	-	-	1,308
Stock-based and long term executive compensation	-	4,224	(22)	-	190	-	2,829	7,221
Corporate compliance costs	-	-	-	-	-	-	(4)	(4)
Store closures	-	-	117	-	-	-	-	117
Securitized accounts receivable interest income	-	-	-	-	-	(56,871)	-	(56,871)
Securitized accounts receivable allowance for credit losses	-	-	-	-	-	48,339	-	48,339
W.S. Badcock financing operations	-	-	-	-	-	(5,607)	-	(5,607)
Right-of-use asset and long-term asset impairment	-	135	684	-	-	-	-	819
Goodwill impairment	-	-	75,000	-	-	-	-	75,000
Integration costs	-	956	-	-	-	-	24	980
Divestiture costs	-	-	-	-	-	198	-	198
Acquisition costs	-	207	-	-	-	-	7,753	7,961
Loss on investment in equity securities	-	-	-	-	-	-	5,611	5,611
Acquisition bargain purchase gain	-	-	-	-	-	-	-	-
Total Adjustments to EBITDA	-	5,516	77,397	1,231	200	(13,893)	16,213	86,665
Adjusted EBITDA	$8,229	$56,921	$(23,919)	$70,435	$7,296	$5,843	$(4,892)	$119,914

Reconciliation of Non-GAAP Net Income and EPS

Below is the reconciliation of Net Income/(Loss) from continuing operations to Non-GAAP Net Income and Net Income/(Loss) from continuing operations per diluted share to Non-GAAP EPS for the three months and six months ended July 1, 2023.

	For the Three Months Ended		For the Six Months Ended
($ In thousands except share count and per share data)	July 1, 2023		July 1, 2023

Net income (loss) / Net income (loss) per diluted share	$(50,796)	(1.44)	$(159,113)	(4.53)
Less: Preferred dividend declared	(2,129)	(0.06)	(4,257)	(0.12)
Adjusted Net Income available to Common Stockholder	(52,925)	(1.50)	(163,370)	(4.66)
Add back:
Executive severance and related costs	24	-	1,593	0.05
Litigation costs and settlements	1,214	0.03	1,308	0.04
Stock-based and long term executive compensation	2,771	0.08	7,221	0.21
Corporate compliance costs	-	-	(4)	-
Store closures	99	-	117	-
Securitized accounts receivable interest income	(26,286)	(0.75)	(56,871)	(1.62)
Securitized accounts receivable allowance for credit losses	26,344	0.75	48,339	1.38
W.S. Badcock financing operations	(2,485)	(0.07)	(5,607)	(0.16)
Right-of-use asset and long-term asset impairment	274	0.01	819	0.02
Goodwill impairment	-	-	75,000	2.14
Integration costs	331	0.01	980	0.03
Divestiture costs	-	-	198	0.01
Acquisition costs	7,860	0.22	7,961	0.23
Loss on investment in equity securities	3,781	0.11	5,611	0.16
Acquisition bargain purchase gain	-	-	-	-
Adjustments to EBITDA	13,927	0.39	8,664	0.25
Non-cash amortization of debt issuance costs	2,958	0.08	(29,456)	(0.84)
Amortization of acquisition-related intangibles	4,297	0.12	88,144	2.51
Securitized receivables interest expense	40,019	1.14	-	-
Tax impact	(15,778)	(0.45)	159,805	4.57
Impact of diluted share count assuming non-GAAP net income	-	-	(3,566)	(0.09)
Total Adjustments to Net income (loss)	45,423	1.28	159,805	4.57
Non-GAAP Net Income / Non-GAAP diluted EPS	$(7,502)	$(0.22)	$(3,566)	$(0.09)
Basic weighted average shares		35,177,146		35,089,660
Non-GAAP diluted weighted average shares outstanding		35,177,146		35,089,660

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such statements may include statements regarding the Company’s results of operation and financial condition, the proposed redemption of the Series A Preferred Stock and the Proposed Merger. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company or matters pertaining to the Proposed Merger will not differ materially from any projected future results, performance, achievements or other matters expressed or implied by such forward-looking statements. Actual future results, performance, achievements or other matters may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. The Company refers you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Form 10-K for the fiscal year ended December 31, 2022, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations & Media Contact:
Andrew F. Kaminsky
EVP & Chief Administrative Officer
Franchise Group, Inc.
akaminsky@franchisegrp.com
(914) 939-5161